EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER
AND FULL YEAR 2022 RESULTS
DALLAS, February 22, 2023 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the fourth quarter and full year ended December 31, 2022. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2022, with the fourth quarter and full year ended December 31, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Four paths to growth:
◦Recovery of the hospitality industry;
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

FOURTH QUARTER 2022 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(10.8) million, or $(3.65) per diluted share. Adjusted net income for the quarter was $13.2 million, or $1.65 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $76.6 million, reflecting a 24% growth rate over the prior year quarter. In the prior year quarter, the Company recognized $5.5 million of Base Advisory Fee revenue from Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT) which had been deferred in previous quarters.
•Total Advisory Fee revenue from Braemar Hotels & Resorts Inc. (“Braemar”) (NYSE: BHR) in the fourth quarter increased 27% over the prior year quarter.
•Adjusted EBITDA for the quarter was $19.4 million.
•During the quarter, the Company completed a transaction with Ashford Trust whereby the Company transferred its interest in the operating lease for the Hilton Atlanta/Marietta Hotel and Conference Center to Ashford Trust in exchange for the remaining ERFP obligation of $11.4 million.
•At the end of the fourth quarter, the Company had approximately $8.2 billion of gross assets under management.

Ashford Reports Fourth Quarter Results

February 22, 2023

•At the end of the fourth quarter, the Company’s advised REITs had total net working capital of $763 million.
•As of December 31, 2022, the Company had corporate cash of approximately $31.7 million.

FULL YEAR 2022 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the year was $(32.8) million, or $(11.26) per diluted share. Adjusted net income for the year was $53.6 million, or $6.88 per diluted share. The per diluted share result reflects a growth rate of 32% over the prior year.
•Total revenue, excluding cost reimbursement revenue, for the year was $282.7 million, reflecting a 57% growth rate over the prior year.
•Adjusted EBITDA for the year was $75.7 million, reflecting a 56% growth rate over the prior year.
•For the year, the Company earned an incentive fee under its advisory agreement with Braemar of approximately $0.8 million. The incentive fee will be paid and recognized over three years pursuant to the terms of the advisory agreement.
ASHFORD SECURITIES UPDATE
Ashford Securities is a dedicated capital raising platform created to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities recently completed the offering of a non-traded preferred equity security for Braemar placing approximately $460 million. Ashford Securities currently has two offerings in the market: (1) a non-traded preferred equity security for Ashford Trust, and (2) a growth oriented private offering that will target investments in all types of commercial real estate in the state of Texas.
Long term, the Company believes there is a substantial opportunity to grow its assets under management by offering differentiated alternative investment products through Ashford Securities to help investors further diversify their portfolios.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and has experienced significant growth in its third-party business. In the fourth quarter, Remington generated hotel management fee revenue of $13.1 million, Net Income Attributable to the Company of $1.0 million, and Adjusted EBITDA of $6.8 million. Adjusted EBITDA in the fourth quarter reflected a growth rate of 93% over the prior year quarter.
Remington continues to focus on growing its mix of third-party managed hotels, which currently account for approximately 38% of Remington’s managed hotels. At the end of the fourth quarter, Remington managed 118 properties that were open and operating – 45 under third-party management agreements and 73 for Ashford Trust and Braemar – located in 27 states and Washington, D.C. across 23 brands, including 18 independent and boutique properties.
INSPIRE UPDATE
INSPIRE is an event technology company that provides an integrated suite of audio-visual services, including show and event services, hospitality services, creative services, and design and integration, making it a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business rebound very strongly over the past two quarters as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. In the fourth quarter, INSPIRE had revenue of $34.2 million, Net Income Attributable to the Company of $1.6 million, and Adjusted EBITDA of $4.6 million. Fourth quarter revenue growth was 57% over the prior year quarter.

Ashford Reports Fourth Quarter Results

February 22, 2023

PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure and ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and through the end of the fourth quarter, Premier had signed 53 third-party engagements, totaling $18.8 million in fees. In the fourth quarter, Premier generated $6.6 million of design and construction fee revenue, Net Loss Attributable to the Company of $(0.1) million, and Adjusted EBITDA of $2.7 million.
RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED Hospitality has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. Despite the short-term impact of Hurricanes Ian and Fiona in the fourth quarter, RED Hospitality generated $6.0 million of revenue, Net Loss Attributable to the Company of $(0.4) million, and $0.5 million of Adjusted EBITDA.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(10.8) million, or $(3.65) per diluted share. Adjusted net income for the quarter was $13.2 million, or $1.65 per diluted share.
For the quarter ended December 31, 2022, base advisory fee revenue was $12.0 million. The base advisory fee revenue in the fourth quarter was comprised of $8.6 million from Ashford Trust and $3.4 million from Braemar.
Adjusted EBITDA for the quarter was $19.4 million.
CAPITAL STRUCTURE
At the end of the fourth quarter of 2022, the Company had approximately $8.2 billion of gross assets under management from its advised platforms. The Company had corporate cash of $31.7 million and 8.0 million fully diluted shares. The Company’s fully diluted shares include 4.2 million common shares associated with its Series D convertible preferred stock. The Company had $99.1 million of loans as of December 31, 2022, of which approximately $45,000 related to its joint venture partners’ share of such loans.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $69.1 million for the fourth quarter.
•Extended its JPMorgan Chase – 8 hotels loan for an additional year with a paydown of $50 million.
•To date, has issued approximately $4 million of its non-traded preferred stock.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $39.2 million for the fourth quarter.
•Fourth quarter RevPAR for Braemar was $301, which exceeded fourth quarter 2019 RevPAR by 20%.

Ashford Reports Fourth Quarter Results

February 22, 2023

•Recently completed the offering of its non-traded preferred stock, issuing approximately $460 million.
•Completed the acquisition of the Four Seasons Resort Scottsdale at Troon North for $267.8 million.
•Braemar’s Board increased its common stock dividend and authorized a $25 million share repurchase program, which has now been completed.
“Ashford delivered strong fourth quarter results, and we remain confident that the Ashford group of companies is well-positioned to capitalize on the recovery we continue to see in the hospitality industry,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Looking at our advised platforms, our REITs are well positioned, and both continue to benefit from the strong demand trends we are seeing across the lodging industry. Braemar has the highest quality portfolio in the public markets and has been benefiting from its resort-heavy focus while its urban hotels continue to significantly ramp up as corporate transient and group demand rebound. Ashford Trust’s high-quality, geographically diverse portfolio is also benefiting from increased demand and notable rate increases in many key markets. Looking ahead, we believe both of our advised REITs are poised for further growth in 2023 and beyond.”
Mr. Bennett continued, “Our growth in the quarter was led by Remington and INSPIRE. Premier, which continues to benefit from the ramp up in capital spending at our advised REITs and expansion of its third-party business, also realized strong growth during the quarter. We remain pleased that Ashford Securities continues to accelerate the pace at which our advised platforms can raise capital, and we are very excited about our first investment offering outside of the hospitality industry.” Mr. Bennett added, “Moving forward, we believe the lodging industry will continue to experience growth and our advised REITs remain well-positioned. Additionally, the corporate financing that we closed earlier this year gives us access to attractive capital to continue to grow our platform and consider additional strategic bolt-on acquisitions. With our talented and dedicated management team, I am excited about the future for our Company.”
INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, February 23, 2023, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 689-8263. A replay of the conference call will be available through Thursday, March 2, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13734834.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2022 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com on Thursday, February 23, 2023, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from

Ashford Reports Fourth Quarter Results

February 22, 2023

the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$44,390	$37,571
Restricted cash	37,058	34,878
Restricted investment	303	576
Accounts receivable, net	17,615	10,502
Due from affiliates	463	165
Due from Ashford Trust	—	2,575
Due from Braemar	11,828	1,144
Inventories	2,143	1,555
Prepaid expenses and other	11,226	9,490
Total current assets	125,026	98,456
Investments in unconsolidated entities	4,217	3,581
Property and equipment, net	41,791	83,566
Operating lease right-of-use assets	23,844	26,975
Goodwill	58,675	56,622
Intangible assets, net	226,544	244,726
Other assets, net	2,259	870
Total assets	$482,356	$514,796
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$56,079	$39,897
Dividends payable	27,285	34,574
Due to affiliates	15	—
Due to Ashford Trust	1,197	—
Deferred income	444	2,937
Notes payable, net	5,195	6,725
Finance lease liabilities	1,456	1,065
Operating lease liabilities	3,868	3,628
Other liabilities	25,630	25,899
Total current liabilities	121,169	114,725
Deferred income	7,356	7,968
Deferred tax liability, net	27,873	32,848
Deferred compensation plan	2,849	3,326
Notes payable, net	89,680	52,669
Finance lease liabilities	1,962	43,479
Operating lease liabilities	20,082	23,477
Other liabilities	3,237	—
Total liabilities	274,208	278,492

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of December 31, 2022 and December 31, 2021	478,000	478,000
Redeemable noncontrolling interests	1,614	69
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,181,585 and 3,072,688 shares issued and 3,110,044 and 3,023,002 shares outstanding at December 31, 2022 and December 31, 2021, respectively	3	3
Additional paid-in capital	297,715	294,395
Accumulated deficit	(568,482)	(534,999)
Accumulated other comprehensive income (loss)	78	(1,206)
Treasury stock, at cost, 71,541 and 49,686 shares at December 31, 2022 and December 31, 2021, respectively	(947)	(596)
Total equity (deficit) of the Company	(271,633)	(242,403)
Noncontrolling interests in consolidated entities	167	638
Total equity (deficit)	(271,466)	(241,765)
Total liabilities, mezzanine equity and equity (deficit)	$482,356	$514,796

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
REVENUE
Advisory services fees:
Base advisory fees	$11,955	$17,302	$47,592	$47,045
Incentive advisory fees	268	—	268	—
Other advisory revenue	132	132	521	521
Hotel management fees:
Base management fees	9,129	5,960	34,072	21,291
Incentive management fees	2,420	1,563	8,533	4,969
Other management fees	1,525	—	3,943	—
Design and construction fees	6,629	3,946	22,167	9,557
Audio visual	34,160	21,710	121,261	49,880
Other	10,410	11,430	44,312	47,329
Cost reimbursement revenue	101,784	66,558	361,763	203,975
Total revenues	178,412	128,601	644,432	384,567
EXPENSES
Salaries and benefits	21,302	17,436	72,988	61,392
Stock/unit-based compensation	454	903	4,045	4,553
Cost of revenues for design and construction	2,454	1,293	8,359	4,105
Cost of revenues for audio visual	23,944	15,632	84,986	38,243
Depreciation and amortization	8,026	8,144	31,766	32,598
General and administrative	8,067	6,795	33,492	25,594
Impairment	—	—	—	1,160
Other	8,942	4,771	25,828	18,199
Reimbursed expenses	101,710	66,802	361,375	203,956
Total operating expenses	174,899	121,776	622,839	389,800
OPERATING INCOME (LOSS)	3,513	6,825	21,593	(5,233)
Equity in earnings (loss) of unconsolidated entities	282	34	392	(126)
Interest expense	(3,215)	(1,299)	(9,996)	(5,144)
Amortization of loan costs	(237)	(113)	(761)	(322)
Interest income	176	78	371	285
Realized gain (loss) on investments	(47)	—	(121)	(3)
Other income (expense)	109	(181)	(25)	(437)
INCOME (LOSS) BEFORE INCOME TAXES	581	5,344	11,453	(10,980)
Income tax (expense) benefit	(2,559)	(1,388)	(8,530)	162
NET INCOME (LOSS)	(1,978)	3,956	2,923	(10,818)
(Income) loss from consolidated entities attributable to noncontrolling interests	341	169	1,171	678
Net (income) loss attributable to redeemable noncontrolling interests	(158)	7	(448)	215
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,795)	4,132	3,646	(9,925)
Preferred dividends, declared and undeclared	(9,036)	(8,999)	(36,458)	(35,000)
Amortization of preferred stock discount	—	(120)	—	(1,053)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(10,831)	$(4,987)	$(32,812)	$(45,978)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(3.65)	$(1.79)	$(11.26)	$(16.68)
Weighted average common shares outstanding - basic	2,968	2,785	2,915	2,756
Diluted:
Net income (loss) attributable to common stockholders	$(3.65)	$(1.79)	$(11.26)	$(16.68)
Weighted average common shares outstanding - diluted	2,968	2,785	2,915	2,756

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(1,978)	$3,956	$2,923	$(10,818)
(Income) loss from consolidated entities attributable to noncontrolling interests	341	169	1,171	678
Net (income) loss attributable to redeemable noncontrolling interests	(158)	7	(448)	215
Net income (loss) attributable to the company	(1,795)	4,132	3,646	(9,925)
Interest expense	3,214	1,303	9,997	5,150
Amortization of loan costs	237	113	761	327
Depreciation and amortization	9,276	9,263	37,058	37,609
Income tax expense (benefit)	2,559	1,388	8,530	(162)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	158	(7)	448	(63)
EBITDA	13,649	16,192	60,440	32,936
Deferred compensation plans	90	481	(477)	1,671
Stock/unit-based compensation	454	897	4,117	4,949
Change in contingent consideration fair value	350	—	650	22
Transaction costs	113	1,187	2,451	3,424
Loss on disposal of assets	2,230	272	3,052	1,595
Reimbursed software costs, net	(74)	(187)	(386)	(507)
Legal, advisory and settlement costs	135	168	1,298	1,820
Severance and executive recruiting costs	1,009	285	2,468	1,330
Amortization of hotel signing fees and lock subsidies	85	141	596	518
Other (gain) loss	1,320	52	1,476	(553)
Impairment	—	—	—	1,160
Adjusted EBITDA	$19,361	$19,488	$75,685	$48,365

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(1,978)	$3,956	$2,923	$(10,818)
(Income) loss from consolidated entities attributable to noncontrolling interests	341	169	1,171	678
Net (income) loss attributable to redeemable noncontrolling interests	(158)	7	(448)	215
Preferred dividends, declared and undeclared	(9,036)	(8,999)	(36,458)	(35,000)
Amortization of preferred stock discount	—	(120)	—	(1,053)
Net income (loss) attributable to common stockholders	(10,831)	(4,987)	(32,812)	(45,978)
Amortization of loan costs	237	113	761	327
Depreciation and amortization	9,276	9,263	37,058	37,609
Net income (loss) attributable to unitholders redeemable noncontrolling interests	158	(7)	448	(63)
Preferred dividends, declared and undeclared	9,036	8,999	36,458	35,000
Amortization of preferred stock discount	—	120	—	1,053
Deferred compensation plans	90	481	(477)	1,671
Stock/unit-based compensation	454	897	4,117	4,949
Change in contingent consideration fair value	350	—	650	22
Transaction costs	113	1,187	2,451	3,424
Loss on disposal of assets	2,230	272	3,052	1,595
Non-cash interest from finance lease	246	142	733	643
Reimbursed software costs, net	(74)	(187)	(386)	(507)
Legal, advisory and settlement costs	135	168	1,298	1,820
Severance and executive recruiting costs	1,009	285	2,468	1,330
Amortization of hotel signing fees and lock subsidies	85	141	596	518
Other (gain) loss	1,320	52	1,476	(553)
Impairment	—	—	—	1,160
GAAP income tax expense (benefit)	2,559	1,388	8,530	(162)
Adjusted income tax (expense) benefit (1)	(3,195)	(1,275)	(12,788)	(4,893)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$13,198	$17,052	$53,633	$38,965
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1.65	$2.24	$6.88	$5.20
Weighted average diluted shares	7,976	7,623	7,793	7,492

Components of weighted average diluted shares
Common shares	2,968	2,785	2,915	2,756
Series D convertible preferred stock	4,223	4,324	4,219	4,265
Deferred compensation plan	206	196	204	198
Acquisition related shares	383	122	298	145
Restricted shares and units	196	196	157	128
Weighted average diluted shares	7,976	7,623	7,793	7,492

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$(2,559)	$(1,388)	$(8,530)	$162
Less deferred income tax (expense) benefit	636	(113)	4,258	5,055
Adjusted income tax (expense) benefit (1)	$(3,195)	$(1,275)	$(12,788)	$(4,893)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,600	$—	$—	$8,600	$14,477	$—	$—	$14,477
Base advisory fees - Braemar	3,355	—	—	3,355	2,825	—	—	2,825
Incentive advisory fees - Braemar	268	—	—	268	—	—	—	—
Other advisory revenue - Braemar	132	—	—	132	132	—	—	132
Hotel management fees:
Base management fees	—	9,129	—	9,129	—	5,960	—	5,960
Incentive management fees	—	2,420	—	2,420	—	1,563	—	1,563
Other management fees	—	1,525	—	1,525	—	—	—	—
Design and construction fees	—	6,629	—	6,629	—	3,946	—	3,946
Audio visual	—	34,160	—	34,160	—	21,710	—	21,710
Other	142	10,268	—	10,410	20	11,410	—	11,430
Cost reimbursement revenue	6,183	91,056	4,545	101,784	7,412	58,298	848	66,558
Total revenues	18,680	155,187	4,545	178,412	24,866	102,887	848	128,601
EXPENSES
Salaries and benefits	—	12,556	8,656	21,212	—	8,897	8,058	16,955
Deferred compensation plans	—	12	78	90	—	70	411	481
Stock/unit-based compensation	—	54	400	454	—	77	826	903
Cost of audio visual revenues	—	23,944	—	23,944	—	15,632	—	15,632
Cost of design and construction revenues	—	2,454	—	2,454	—	1,293	—	1,293
Depreciation and amortization	852	7,105	69	8,026	986	7,006	152	8,144
General and administrative	—	7,689	378	8,067	—	4,693	2,102	6,795
Other	2,122	6,820	—	8,942	—	4,798	(27)	4,771
Reimbursed expenses	3,166	91,009	4,545	98,720	2,346	58,186	848	61,380
REIT stock/unit-based compensation	2,943	47	—	2,990	5,310	112	—	5,422
Total operating expenses	9,083	151,690	14,126	174,899	8,642	100,764	12,370	121,776
OPERATING INCOME (LOSS)	9,597	3,497	(9,581)	3,513	16,224	2,123	(11,522)	6,825
Other	—	(752)	(2,180)	(2,932)	—	(1,199)	(282)	(1,481)
INCOME (LOSS) BEFORE INCOME TAXES	9,597	2,745	(11,761)	581	16,224	924	(11,804)	5,344
Income tax (expense) benefit	(2,210)	(2,255)	1,906	(2,559)	(3,953)	(348)	2,913	(1,388)
NET INCOME (LOSS)	7,387	490	(9,855)	(1,978)	12,271	576	(8,891)	3,956
(Income) loss from consolidated entities attributable to noncontrolling interests	—	341	—	341	—	169	—	169
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(158)	(158)	—	—	7	7
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	7,387	831	(10,013)	(1,795)	12,271	745	(8,884)	4,132
Preferred dividends, declared and undeclared	—	—	(9,036)	(9,036)	—	—	(8,999)	(8,999)
Amortization of preferred stock discount	—	—	—	—	—	—	(120)	(120)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$7,387	$831	$(19,049)	$(10,831)	$12,271	$745	$(18,003)	$(4,987)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$7,387	$831	$(19,049)	$(10,831)	$12,271	$745	$(18,003)	$(4,987)
Preferred dividends, declared and undeclared	—	—	9,036	9,036	—	—	8,999	8,999
Amortization of preferred stock discount	—	—	—	—	—	—	120	120
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	7,387	831	(10,013)	(1,795)	12,271	745	(8,884)	4,132
Interest expense	—	1,155	2,059	3,214	—	1,040	263	1,303
Amortization of loan costs	—	47	190	237	—	91	22	113
Depreciation and amortization	852	8,355	69	9,276	986	8,125	152	9,263
Income tax expense (benefit)	2,210	2,255	(1,906)	2,559	3,953	348	(2,913)	1,388
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	158	158	—	—	(7)	(7)
EBITDA	10,449	12,643	(9,443)	13,649	17,210	10,349	(11,367)	16,192
Deferred compensation plans	—	12	78	90	—	70	411	481
Stock/unit-based compensation	—	55	399	454	—	70	827	897
Change in contingent consideration fair value	—	350	—	350	—	—	—	—
Transaction costs	—	751	(638)	113	—	427	760	1,187
Loss on disposal of assets	2,122	108	—	2,230	—	272	—	272
Reimbursed software costs, net	(74)	—	—	(74)	(187)	—	—	(187)
Legal, advisory and settlement costs	—	53	82	135	—	86	82	168
Severance and executive recruiting costs	—	19	990	1,009	—	17	268	285
Amortization of hotel signing fees and lock subsidies	—	85	—	85	—	141	—	141
Other (gain) loss	—	1,320	—	1,320	—	52	—	52
Adjusted EBITDA	12,497	15,396	(8,532)	19,361	17,023	11,484	(9,019)	19,488
Interest expense	—	(1,155)	(2,059)	(3,214)	—	(1,040)	(263)	(1,303)
Non-cash interest from finance lease	—	246	—	246	—	142	—	142
Adjusted income tax (expense) benefit	(3,098)	(2,736)	2,639	(3,195)	(4,332)	(1,318)	4,375	(1,275)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,399	$11,751	$(7,952)	$13,198	$12,691	$9,268	$(4,907)	$17,052

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$2.49	$0.28	$(6.42)	$(3.65)	$4.41	$0.27	$(6.46)	$(1.79)
Weighted average common shares outstanding - diluted	2,968	2,968	2,968	2,968	2,785	2,785	2,785	2,785
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.18	$1.47	$(1.00)	$1.65	$1.66	$1.22	$(0.64)	$2.24
Weighted average diluted shares	7,976	7,976	7,976	7,976	7,623	7,623	7,623	7,623
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2022				Year Ended December 31, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$34,802	$—	$—	$34,802	$36,239	$—	$—	$36,239
Base advisory fees - Braemar	12,790	—	—	12,790	10,806	—	—	10,806
Incentive advisory fees - Braemar	268	—	—	268	—	—	—	—
Other advisory revenue - Braemar	521	—	—	521	521	—	—	521
Hotel management fees:
Base management fees	—	34,072	—	34,072	—	21,291	—	21,291
Incentive management fees	—	8,533	—	8,533	—	4,969	—	4,969
Other management fees	—	3,943	—	3,943	—	—	—	—
Design and construction fees	—	22,167	—	22,167	—	9,557	—	9,557
Audio visual	—	121,261	—	121,261	—	49,880	—	49,880
Other	157	44,155	—	44,312	81	47,248	—	47,329
Cost reimbursement revenue	28,809	319,975	12,979	361,763	26,968	174,398	2,609	203,975
Total revenues	77,347	554,106	12,979	644,432	74,615	307,343	2,609	384,567
EXPENSES
Salaries and benefits	—	41,341	32,124	73,465	—	28,590	31,131	59,721
Deferred compensation plans	—	65	(542)	(477)	—	70	1,601	1,671
Stock/unit-based compensation	—	324	3,721	4,045	—	520	4,033	4,553
Cost of audio visual revenues	—	84,986	—	84,986	—	38,243	—	38,243
Cost of design and construction revenues	—	8,359	—	8,359	—	4,105	—	4,105
Depreciation and amortization	3,410	27,953	403	31,766	4,039	27,966	593	32,598
General and administrative	—	26,017	7,475	33,492	—	16,373	9,221	25,594
Impairment	—	—	—	—	—	1,160	—	1,160
Other	2,828	22,970	30	25,828	645	17,555	(1)	18,199
Reimbursed expenses	12,576	319,714	12,979	345,269	8,271	173,978	2,609	184,858
REIT stock/unit-based compensation	15,845	261	—	16,106	18,678	420	—	19,098
Total operating expenses	34,659	531,990	56,190	622,839	31,633	308,980	49,187	389,800
OPERATING INCOME (LOSS)	42,688	22,116	(43,211)	21,593	42,982	(1,637)	(46,578)	(5,233)
Other	—	(4,086)	(6,054)	(10,140)	—	(4,517)	(1,230)	(5,747)
INCOME (LOSS) BEFORE INCOME TAXES	42,688	18,030	(49,265)	11,453	42,982	(6,154)	(47,808)	(10,980)
Income tax (expense) benefit	(10,406)	(7,950)	9,826	(8,530)	(10,097)	(1,339)	11,598	162
NET INCOME (LOSS)	32,282	10,080	(39,439)	2,923	32,885	(7,493)	(36,210)	(10,818)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	1,171	—	1,171	—	678	—	678
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(448)	(448)	—	152	63	215
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	32,282	11,251	(39,887)	3,646	32,885	(6,663)	(36,147)	(9,925)
Preferred dividends, declared and undeclared	—	—	(36,458)	(36,458)	—	—	(35,000)	(35,000)
Amortization of preferred stock discount	—	—	—	—	—	—	(1,053)	(1,053)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$32,282	$11,251	$(76,345)	$(32,812)	$32,885	$(6,663)	$(72,200)	$(45,978)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Year Ended December 31, 2022				Year Ended December 31, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$32,282	$11,251	$(76,345)	$(32,812)	$32,885	$(6,663)	$(72,200)	$(45,978)
Preferred dividends, declared and undeclared	—	—	36,458	36,458	—	—	35,000	35,000
Amortization of preferred stock discount	—	—	—	—	—	—	1,053	1,053
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	32,282	11,251	(39,887)	3,646	32,885	(6,663)	(36,147)	(9,925)
Interest expense	—	4,437	5,560	9,997	—	4,053	1,097	5,150
Amortization of loan costs	—	182	579	761	—	207	120	327
Depreciation and amortization	3,410	33,245	403	37,058	4,039	32,977	593	37,609
Income tax expense (benefit)	10,406	7,950	(9,826)	8,530	10,097	1,339	(11,598)	(162)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	448	448	—	—	(63)	(63)
EBITDA	46,098	57,065	(42,723)	60,440	47,021	31,913	(45,998)	32,936
Deferred compensation plans	—	65	(542)	(477)	—	70	1,601	1,671
Stock/unit-based compensation	—	397	3,720	4,117	—	831	4,118	4,949
Change in contingent consideration fair value	—	650	—	650	—	22	—	22
Transaction costs	—	2,528	(77)	2,451	—	968	2,456	3,424
Loss on disposal of assets	2,828	224	—	3,052	645	950	—	1,595
Reimbursed software costs, net	(386)	—	—	(386)	(507)	—	—	(507)
Legal, advisory and settlement costs	—	47	1,251	1,298	—	391	1,429	1,820
Severance and executive recruiting costs	—	174	2,294	2,468	—	143	1,187	1,330
Amortization of hotel signing fees and lock subsidies	—	596	—	596	—	518	—	518
Other (gain) loss	—	1,389	87	1,476	—	(475)	(78)	(553)
Impairment	—	—	—	—	—	1,160	—	1,160
Adjusted EBITDA	48,540	63,135	(35,990)	75,685	47,159	36,491	(35,285)	48,365
Interest expense	—	(4,437)	(5,560)	(9,997)	—	(4,053)	(1,097)	(5,150)
Non-cash interest from finance lease	—	733	—	733	—	643	—	643
Adjusted income tax (expense) benefit	(12,350)	(11,998)	11,560	(12,788)	(11,978)	(5,691)	12,776	(4,893)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$36,190	$47,433	$(29,990)	$53,633	$35,181	$27,390	$(23,606)	$38,965

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$11.07	$3.86	$(26.19)	$(11.26)	$11.93	$(2.42)	$(26.20)	$(16.68)
Weighted average common shares outstanding - diluted	2,915	2,915	2,915	2,915	2,756	2,756	2,756	2,756
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$4.64	$6.09	$(3.85)	$6.88	$4.70	$3.66	$(3.15)	$5.20
Weighted average diluted shares	7,793	7,793	7,793	7,793	7,492	7,492	7,492	7,492
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,129	$—	$—	$—	$—	$—	$9,129
Incentive management fees	2,420	—	—	—	—	—	2,420
Other management fees	1,525	—	—	—	—	—	1,525
Design and construction fees	—	6,629	—	—	—	—	6,629
Audio visual	—	—	34,160	—	—	—	34,160
Other	—	—	—	5,972	300	3,996	10,268
Cost reimbursement revenue	88,299	2,725	23	9	—	—	91,056
Total revenues	101,373	9,354	34,183	5,981	300	3,996	155,187
EXPENSES
Salaries and benefits	5,011	594	4,527	1,169	972	283	12,556
Deferred compensation plans	—	—	—	12	—	—	12
Stock/unit-based compensation	24	20	5	5	—	—	54
Cost of audio visual revenues	—	—	23,944	—	—	—	23,944
Cost of design and construction revenues	—	2,454	—	—	—	—	2,454
Depreciation and amortization	3,255	2,985	445	155	3	262	7,105
General and administrative	1,665	838	2,667	1,639	697	183	7,689
Other	498	—	—	3,302	65	2,955	6,820
Reimbursed expenses	88,285	2,699	16	9	—	—	91,009
REIT stock/unit-based compensation	14	26	7	—	—	—	47
Total operating expenses	98,752	9,616	31,611	6,291	1,737	3,683	151,690
OPERATING INCOME (LOSS)	2,621	(262)	2,572	(310)	(1,437)	313	3,497
Other	(47)	—	(214)	(249)	—	(242)	(752)
INCOME (LOSS) BEFORE INCOME TAXES	2,574	(262)	2,358	(559)	(1,437)	71	2,745
Income tax (expense) benefit	(1,594)	150	(755)	123	—	(179)	(2,255)
NET INCOME (LOSS)	980	(112)	1,603	(436)	(1,437)	(108)	490
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	328	13	341
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$980	$(112)	$1,603	$(436)	$(1,109)	$(95)	$831
Interest expense	—	—	401	232	—	522	1,155
Amortization of loan costs	—	—	36	11	—	—	47
Depreciation and amortization	3,255	2,985	1,617	523	2	(27)	8,355
Income tax expense (benefit)	1,594	(150)	755	(123)	—	179	2,255
EBITDA	5,829	2,723	4,412	207	(1,107)	579	12,643
Deferred compensation plans	—	—	—	12	—	—	12
Stock/unit-based compensation	25	20	5	5	—	—	55
Change in contingent consideration fair value	350	—	—	—	—	—	350
Transaction costs	542	—	—	209	—	—	751
Loss on disposal of assets	—	—	99	9	—	—	108
Legal, advisory and settlement costs	3	—	—	50	—	—	53
Severance and executive recruiting costs	19	—	—	—	—	—	19
Amortization of hotel signing fees and lock subsidies	—	—	66	—	19	—	85
Other (gain) loss	44	—	32	—	—	1,244	1,320
Adjusted EBITDA	6,812	2,743	4,614	492	(1,088)	1,823	15,396
Interest expense	—	—	(401)	(232)	—	(522)	(1,155)
Non-cash interest from finance lease	—	—	—	—	—	246	246
Adjusted income tax (expense) benefit	(1,281)	(884)	(471)	323	—	(423)	(2,736)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$5,531	$1,859	$3,742	$583	$(1,088)	$1,124	$11,751

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.33	$(0.04)	$0.54	$(0.15)	$(0.37)	$(0.03)	$0.28
Weighted average common shares outstanding - diluted	2,968	2,968	2,968	2,968	2,968	2,968	2,968
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.69	$0.23	$0.47	$0.07	$(0.14)	$0.14	$1.47
Weighted average diluted shares	7,976	7,976	7,976	7,976	7,976	7,976	7,976
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$5,960	$—	$—	$—	$—	$—	$5,960
Incentive management fees	1,563	—	—	—	—	—	1,563
Design and construction fees	—	3,946	—	—	—	—	3,946
Audio visual	—	—	21,710	—	—	—	21,710
Other	—	—	—	5,708	529	5,173	11,410
Cost reimbursement revenue	57,232	1,046	20	—	—	—	58,298
Total revenues	64,755	4,992	21,730	5,708	529	5,173	102,887
EXPENSES
Salaries and benefits	3,707	716	2,969	689	592	224	8,897
Deferred compensation plans	—	—	—	70	—	—	70
Stock/unit-based compensation	38	17	18	4	—	—	77
Cost of audio visual revenues	—	—	15,632	—	—	—	15,632
Cost of design and construction revenues	—	1,293	—	—	—	—	1,293
Depreciation and amortization	3,037	3,059	472	109	3	326	7,006
General and administrative	410	598	1,945	1,119	491	130	4,693
Other	—	19	—	3,125	153	1,501	4,798
Reimbursed expenses	57,182	1,004	—	—	—	—	58,186
REIT stock/unit-based compensation	50	42	20	—	—	—	112
Total operating expenses	64,424	6,748	21,056	5,116	1,239	2,181	100,764
OPERATING INCOME (LOSS)	331	(1,756)	674	592	(710)	2,992	2,123
Other	72	—	(438)	(248)	8	(593)	(1,199)
INCOME (LOSS) BEFORE INCOME TAXES	403	(1,756)	236	344	(702)	2,399	924
Income tax (expense) benefit	(274)	366	(101)	146	—	(485)	(348)
NET INCOME (LOSS)	129	(1,390)	135	490	(702)	1,914	576
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	1	173	(5)	169
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$129	$(1,390)	$135	$491	$(529)	$1,909	$745
Interest expense	—	—	240	162	—	638	1,040
Amortization of loan costs	—	—	34	57	—	—	91
Depreciation and amortization	3,037	3,059	1,676	296	3	54	8,125
Income tax expense (benefit)	274	(366)	101	(146)	—	485	348
EBITDA	3,440	1,303	2,186	860	(526)	3,086	10,349
Stock/unit-based compensation	35	17	18	—	—	—	70
Deferred compensation plans	—	—	—	70	—	—	70
Transaction costs	2	—	407	18	—	—	427
Loss on disposal of assets	—	—	193	79	—	—	272
Legal, advisory and settlement costs	28	—	58	—	—	—	86
Severance and executive recruiting costs	17	—	—	—	—	—	17
Amortization of hotel signing fees and lock subsidies	—	—	133	—	8	—	141
Other (gain) loss	—	—	52	—	—	—	52
Adjusted EBITDA	3,522	1,320	3,047	1,027	(518)	3,086	11,484
Interest expense	—	—	(240)	(162)	—	(638)	(1,040)
Non-cash interest from finance lease	—	—	—	—	—	142	142
Adjusted income tax (expense) benefit	(752)	(164)	(124)	239	—	(517)	(1,318)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2,770	$1,156	$2,683	$1,104	$(518)	$2,073	$9,268

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.05	$(0.50)	$0.05	$0.18	$(0.19)	$0.69	$0.27
Weighted average common shares outstanding - diluted	2,785	2,785	2,785	2,785	2,785	2,785	2,785
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.36	$0.15	$0.35	$0.14	$(0.07)	$0.27	$1.22
Weighted average diluted shares	7,623	7,623	7,623	7,623	7,623	7,623	7,623
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$34,072	$—	$—	$—	$—	$—	$34,072
Incentive management fees	8,533	—	—	—	—	—	8,533
Other management fees	3,943	—	—	—	—	—	3,943
Design and construction fees	—	22,167	—	—	—	—	22,167
Audio visual	—	—	121,261	—	—	—	121,261
Other	181	—	—	26,309	1,480	16,185	44,155
Cost reimbursement revenue	309,706	10,080	157	26	4	2	319,975
Total revenues	356,435	32,247	121,418	26,335	1,484	16,187	554,106
EXPENSES
Salaries and benefits	18,931	2,139	13,084	3,283	2,873	1,031	41,341
Deferred compensation plans	—	—	—	65	—	—	65
Stock/unit-based compensation	185	72	49	18	—	—	324
Cost of audio visual revenues	—	—	84,986	—	—	—	84,986
Cost of design and construction revenues	—	8,359	—	—	—	—	8,359
Depreciation and amortization	12,362	11,899	1,803	656	12	1,221	27,953
General and administrative	4,500	3,123	9,401	5,617	2,603	773	26,017
Other	798	—	—	13,777	282	8,113	22,970
Reimbursed expenses	309,626	9,962	94	26	4	2	319,714
REIT stock/unit-based compensation	80	118	63	—	—	—	261
Total operating expenses	346,482	35,672	109,480	23,442	5,774	11,140	531,990
OPERATING INCOME (LOSS)	9,953	(3,425)	11,938	2,893	(4,290)	5,047	22,116
Other	42	—	(1,262)	(868)	4	(2,002)	(4,086)
INCOME (LOSS) BEFORE INCOME TAXES	9,995	(3,425)	10,676	2,025	(4,286)	3,045	18,030
Income tax (expense) benefit	(1,845)	(528)	(4,073)	(557)	—	(947)	(7,950)
NET INCOME (LOSS)	8,150	(3,953)	6,603	1,468	(4,286)	2,098	10,080
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	1,005	166	1,171
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$8,150	$(3,953)	$6,603	$1,468	$(3,281)	$2,264	$11,251
Interest expense	—	—	1,262	769	—	2,406	4,437
Amortization of loan costs	—	—	130	52	—	—	182
Depreciation and amortization	12,362	11,899	6,660	2,010	9	305	33,245
Income tax expense (benefit)	1,845	528	4,073	557	—	947	7,950
EBITDA	22,357	8,474	18,728	4,856	(3,272)	5,922	57,065
Deferred compensation plans	—	—	—	65	—	—	65
Stock/unit-based compensation	258	72	49	18	—	—	397
Change in contingent consideration fair value	650	—	—	—	—	—	650
Transaction costs	1,929	—	55	544	—	—	2,528
Loss on disposal of assets	—	—	167	9	48	—	224
Legal, advisory and settlement costs	12	—	(60)	95	—	—	47
Severance and executive recruiting costs	69	77	19	8	1	—	174
Amortization of hotel signing fees and lock subsidies	—	—	556	—	40	—	596
Other (gain) loss	13	87	45	—	—	1,244	1,389
Adjusted EBITDA	25,288	8,710	19,559	5,595	(3,183)	7,166	63,135
Interest expense	—	—	(1,262)	(769)	—	(2,406)	(4,437)
Non-cash interest from finance lease	—	—	—	—	—	733	733
Adjusted income tax (expense) benefit	(5,007)	(2,468)	(3,155)	(90)	—	(1,278)	(11,998)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$20,281	$6,242	$15,142	$4,736	$(3,183)	$4,215	$47,433

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$2.80	$(1.36)	$2.27	$0.50	$(1.13)	$0.78	$3.86
Weighted average common shares outstanding - diluted	2,915	2,915	2,915	2,915	2,915	2,915	2,915
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$2.60	$0.80	$1.94	$0.61	$(0.41)	$0.54	$6.09
Weighted average diluted shares	7,793	7,793	7,793	7,793	7,793	7,793	7,793
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$21,291	$—	$—	$—	$—	$—	$21,291
Incentive management fees	4,969	—	—	—	—	—	4,969
Design and construction fees	—	9,557	—	—	—	—	9,557
Audio visual	—	—	49,880	—	—	—	49,880
Other	20	—	—	23,867	1,965	21,396	47,248
Cost reimbursement revenue	171,522	2,856	20	—	—	—	174,398
Total revenues	197,802	12,413	49,900	23,867	1,965	21,396	307,343
EXPENSES
Salaries and benefits	12,309	2,981	7,732	2,394	2,349	825	28,590
Deferred compensation plans	—	—	—	70	—	—	70
Stock/unit-based compensation	335	64	104	12	5	—	520
Cost of audio visual revenues	—	—	38,243	—	—	—	38,243
Cost of design and construction revenues	—	4,105	—	—	—	—	4,105
Depreciation and amortization	12,141	12,230	1,880	400	15	1,300	27,966
General and administrative	1,881	1,677	6,127	4,080	2,204	404	16,373
Impairment	—	—	1,160	—	—	—	1,160
Other	—	19	22	11,991	612	4,911	17,555
Reimbursed expenses	171,288	2,690	—	—	—	—	173,978
REIT stock/unit-based compensation	234	166	20	—	—	—	420
Total operating expenses	198,188	23,932	55,288	18,947	5,185	7,440	308,980
OPERATING INCOME (LOSS)	(386)	(11,519)	(5,388)	4,920	(3,220)	13,956	(1,637)
Other	145	—	(1,186)	(961)	7	(2,522)	(4,517)
INCOME (LOSS) BEFORE INCOME TAXES	(241)	(11,519)	(6,574)	3,959	(3,213)	11,434	(6,154)
Income tax (expense) benefit	(1,406)	2,414	1,326	(1,025)	—	(2,648)	(1,339)
NET INCOME (LOSS)	(1,647)	(9,105)	(5,248)	2,934	(3,213)	8,786	(7,493)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	(51)	799	(70)	678
Net (income) loss attributable to redeemable noncontrolling interests	—	—	—	—	152	—	152
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(1,647)	$(9,105)	$(5,248)	$2,883	$(2,262)	$8,716	$(6,663)
Interest expense	—	—	876	616	—	2,561	4,053
Amortization of loan costs	—	—	121	86	—	—	207
Depreciation and amortization	12,141	12,230	6,830	1,275	11	490	32,977
Income tax expense (benefit)	1,406	(2,414)	(1,326)	1,025	—	2,648	1,339
EBITDA	11,900	711	1,253	5,885	(2,251)	14,415	31,913
Stock/unit-based compensation	696	64	68	—	3	—	831
Deferred compensation plans	—	—	—	70	—	—	70
Change in contingent consideration fair value	—	—	22	—	—	—	22
Transaction costs	161	—	483	324	—	—	968
Loss on disposal of assets	—	—	897	53	—	—	950
Legal, advisory and settlement costs	53	—	338	—	—	—	391
Severance and executive recruiting costs	96	—	—	8	39	—	143
Amortization of hotel signing fees and lock subsidies	—	—	488	—	30	—	518
Other (gain) loss	(375)	114	(213)	—	(1)	—	(475)
Impairment	—	—	1,160	—	—	—	1,160
Adjusted EBITDA	12,531	889	4,496	6,340	(2,180)	14,415	36,491
Interest expense	—	—	(876)	(616)	—	(2,561)	(4,053)
Non-cash interest from finance lease	—	—	—	—	—	643	643
Adjusted income tax (expense) benefit	(2,522)	(340)	407	(150)	—	(3,086)	(5,691)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$10,009	$549	$4,027	$5,574	$(2,180)	$9,411	$27,390

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$(0.60)	$(3.30)	$(1.90)	$1.05	$(0.82)	$3.16	$(2.42)
Weighted average common shares outstanding - diluted	2,756	2,756	2,756	2,756	2,756	2,756	2,756
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.34	$0.07	$0.54	$0.74	$(0.29)	$1.26	$3.66
Weighted average diluted shares	7,492	7,492	7,492	7,492	7,492	7,492	7,492
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2022	2022	2022	2022	December 31, 2022
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(1,978)	$(1,103)	$5,325	$679	$2,923
(Income) loss from consolidated entities attributable to noncontrolling interests	341	272	298	260	1,171
Net (income) loss attributable to redeemable noncontrolling interests	(158)	(158)	(141)	9	(448)
Net income (loss) attributable to the company	(1,795)	(989)	5,482	948	3,646
Interest expense	3,214	2,967	2,537	1,279	9,997
Amortization of loan costs	237	219	232	73	761
Depreciation and amortization	9,276	9,603	9,297	8,882	37,058
Income tax expense (benefit)	2,559	617	4,076	1,278	8,530
Net income (loss) attributable to unitholders redeemable noncontrolling interests	158	158	141	(9)	448
EBITDA	13,649	12,575	21,765	12,451	60,440
Deferred compensation plans	90	(78)	(600)	111	(477)
Stock/unit-based compensation	454	1,912	920	831	4,117
Change in contingent consideration fair value	350	300	—	—	650
Transaction costs	113	501	1,308	529	2,451
Loss on disposal of assets	2,230	58	10	754	3,052
Reimbursed software costs, net	(74)	(75)	(94)	(143)	(386)
Legal, advisory and settlement costs	135	300	751	112	1,298
Severance and executive recruiting costs	1,009	731	368	360	2,468
Amortization of hotel signing fees and lock subsidies	85	160	199	152	596
Other (gain) loss	1,320	27	291	(162)	1,476
Adjusted EBITDA	$19,361	$16,411	$24,918	$14,995	$75,685